FIRST AMENDMENT
OF
DONALDSON COMPANY, INC.
DEFERRED COMPENSATION AND 401(k) EXCESS PLAN
(2008 Restatement)

WHEREAS, Donaldson Company, Inc., a Delaware corporation (the “Principal Sponsor”) has heretofore established and maintains a non-qualified, unfounded supplemental deferred compensation plan for the benefit of a select group of highly compensated employees known as the “DONALDSON COMPANY, INC. DEFERRED COMPENSATION AND 401(k) EXCESS PLAN,” which, in its most recent amended and restated form, is embodied in a document entitled “DONALDSON COMPANY, INC. DEFERRED COMPENSATION AND 401(k) EXCESS PLAN (2008 Restatement)” (the “Plan Statement”).

WHEREAS, The Principal Sponsor has reserved to itself the power to make further amendments of the Plan Statement.

NOW, THEREFORE, The Plan Statement is hereby amended as follows:

1.    RELATION TO MASTER STOCK PLANS. Effective November 19, 2010, Section 1.3 of the Plan Statement shall be amended to read in full as follows:

1.3.    Relation to Master Stock Plans. All benefits provided by this Plan that are attributable to Long Term Incentive and Restricted Stock Deferral Credits are subject to any applicable terms, conditions and restrictions required by the Master Stock Plan pursuant to which the corresponding long-term incentive or restricted stock award was issued. For this purpose, “Master Stock Plan” shall mean the Donaldson Company, Inc. 2010 Master Stock Incentive Plan, the Donaldson Company, Inc. 2001 Master Stock Incentive Plan, or the Donaldson Company, Inc. 1991 Master Stock Compensation Plan, as applicable. Benefits attributable to Company Credits which are paid in the form of Common Stock are subject to any applicable terms, conditions and restrictions required by the Donaldson Company, Inc. 2010 Master Stock Incentive Plan if they credited on or after November 19, 2010, the Donaldson Company, Inc. 2001 Master Stock Incentive Plan if they are credited before November 19, 2010, or the Donaldson Company, Inc. 1991 Master Stock Compensation Plan if they are credited on or before December 31, 2001.
2.    REFERENCES TO MASTER STOCK PLANS. Effective November 19, 2010, each occurrence of the words: “Donaldson Company, Inc. 1991 Master Stock Compensation Plan” contained in Sections 4.4 and Section 4.5 of the Plan Statement shall be replaced with the words: “Master Stock Plans.”

3.    SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.